EXHIBIT 10.58

Execution Copy

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of September 9th, 2008 (the “Agreement”), to the Subsidiary Guaranty Agreement and the Collateral Agreement referred to below is entered into by and among Cross Country Healthcare, Inc., a Delaware corporation (the “Borrower”), StoneCo H, Inc., a Delaware corporation (“StoneCo H”), StoneCo A, LLC.,  a Delaware limited liability company, StoneCo C, LLC., a Delaware limited liability company, StoneCo M, LLC, a Delaware limited liability company, CC Local, Inc., a Delaware corporation, each a “New Subsidiary” and collectively, the “New Subsidiaries”), and Wachovia Bank, National Association, a national banking association, as Administrative Agent (the “Administrative Agent”) under the Amended and Restated Credit Agreement referred to below.

Statement of Purpose

Reference is hereby made to the Credit Agreement dated as of November 10, 2005 and Amended and Restated as of September 9th, 2008 (as supplemented hereby and as further amended, restated, supplemented or otherwise modified, the “Amended and Restated Credit Agreement”) by and among the Borrower, the Lenders who are or may become party thereto and the Administrative Agent.  In connection with the Amended and Restated Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the Collateral Agreement referred to therein and certain Subsidiaries of the Borrower have entered into the Subsidiary Guaranty Agreement referred to therein.

StoneCo H is a Domestic Subsidiary of Borrower. StoneCo H owns all New Subsidiaries of Borrower.  CC Local is a Domestic Subsidiary of Borrower. In connection therewith and pursuant to Section 9.11 of the Amended and Restated Credit Agreement, (a) each New Subsidiary is required to execute, among other documents, a Joinder Agreement in order (i) to become a Guarantor under the Subsidiary Guaranty Agreement and (ii) to become a Grantor and a Subsidiary Issuer under the Collateral Agreement, (b) StoneCo H is required, pursuant to the Joinder Agreement, to pledge one hundred percent (100%) of the Capital Stock of each New Subsidiary and (c) Borrower is required to, pursuant to the Joinder Agreement, to pledge one hundred percent (100%) of the Capital Stock of StoneCo H.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1.1

Guaranty Agreement Supplement.

(a)

Each New Subsidiary hereby agrees that by execution of this Agreement it is a Guarantor under the Subsidiary Guaranty Agreement as if a signatory thereof on the Closing Date of the Amended and Restated Credit Agreement, and each New Subsidiary (i) shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Subsidiary Guaranty Agreement and (ii) hereby makes each representation and warranty set forth in the Subsidiary Guaranty Agreement.

(b)

The Borrower and each New Subsidiary hereby agree that each reference to a “Guarantor”, the “Guarantors”, a “Subsidiary Guarantor” or the “Subsidiary Guarantors” in the Amended and Restated Credit Agreement, the Subsidiary Guaranty Agreement and other Loan Documents shall include each New Subsidiary, and each reference to the “Subsidiary Guaranty Agreement”, “Subsidiary Guaranty” or “Guaranty” as used therein shall mean the Subsidiary Guaranty Agreement as supplemented hereby.

Section 2.1

Collateral Agreement Supplement.

(a)

Joinder to the Collateral Agreement.

(i)

In order to secure the Amended and Restated Credit Agreement in accordance with the terms thereof, and to secure the payment and performance of all of the Obligations, (A) each New Subsidiary hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to all Collateral whether now or hereafter owned or acquired by such New Subsidiary or in which such New Subsidiary now has or hereafter has or acquires any rights, and wherever located (collectively, the “New Collateral”) and (B) the Borrower and StoneCo H each hereby (1) confirms and reaffirms the Security Interests in and to all of the Collateral of the Borrower and StoneCo H granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Collateral Agreement and (2) confirms and reaffirms that the Collateral of the Borrower and StoneCo H respectively includes the equity interests and other ownership interests owned by the Borrower and StoneCo H respectively in each applicable New Subsidiary (collectively, the “Additional Investment Collateral”).

(ii)

The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of the Borrower, StoneCo H or any New Subsidiary with respect to any of the New Collateral, the Additional Investment Collateral or any transaction in connection therewith.

(iii)

The Borrower, StoneCo H and each New Subsidiary hereby agree that by execution of this Agreement each New Subsidiary is a party to the Collateral Agreement as if a signatory thereof as a Grantor and as a Subsidiary Issuer on the Closing Date of the Amended and Restated Credit Agreement, and each New Subsidiary shall (A) comply with, and be subject to, and have the benefit of, all of the terms, covenants, conditions, agreements and obligations set forth in the Collateral Agreement and (B) hereby makes each representation and warranty set forth in the Collateral Agreement.

(iv)    The Borrower, StoneCo H and each New Subsidiary hereby agree that each reference to a “Grantor” or the “Grantors” in the Collateral Agreement and other Loan Documents shall include the New Subsidiary and each reference to a “Subsidiary Issuer” or “Issuer” in the Collateral Agreement and the other Loan Documents shall include each New Subsidiary.  Furthermore, the Borrower, StoneCo H and each New Subsidiary hereby agree that “Collateral” as used therein shall include all New Collateral and the Additional Investment Collateral pledged pursuant hereto and the Collateral Agreement, “Investment Collateral” as used therein shall include the Additional Investment Collateral pledged pursuant hereto and the Collateral Agreement and “Collateral Agreement” or “Agreement” as used therein shall mean the Collateral Agreement as supplemented hereby.

(b)

Filing Information and Perfection.  The Borrower, StoneCo H and each New Subsidiary hereby agree that they shall deliver to the Administrative Agent such certificates and other documents (including, without limitation, UCC-1 Financing Statements, Capital Stock and Capital Stock powers) and take such action as the Administrative Agent shall reasonably request in order to effectuate the terms hereof and the Collateral Agreement.

(c)

Acknowledgement and Consent.  Each New Subsidiary acknowledge receipt of a copy of the Collateral Agreement and the other Loan Documents and agrees for the benefit of the Administrative Agent and the Lenders to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.

Section 3.1

Effectiveness.  This Agreement shall become effective upon receipt by the Administrative Agent of (a) an originally executed counterpart hereof, (b) the UCC-1 Financing Statements required to be delivered pursuant hereto, (c) the Additional Investment Collateral and any other agreement or document required to be delivered pursuant to this Agreement and the Collateral Agreement, and (d) any other agreement or document required to be delivered in accordance with Section 9.11 of the Amended and Restated Credit Agreement (including, without limitation, any other agreement or document required to be delivered in connection with the Amended and Restated Credit Agreement or any other Loan Document).

Section 4.1

General Provisions.

(a)

Representations and Warranties.

(i)

The Borrower hereby confirms that each representation and warranty made under the Loan Documents is true and correct as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of the earlier date) and that no Default or Event of Default has occurred or is continuing under the Amended and Restated Credit Agreement.

(ii)

The Borrower hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to the obligations of the Borrower and its Subsidiaries under the Amended and Restated Credit Agreement or any other Loan Document.

(iii)

Each New Subsidiary hereby acknowledge it has received a copy of the Loan Documents (including, without limitation, the Subsidiary Guaranty Agreement and the Collateral Agreement) and that it has read and understands the terms thereof.

(b)

Limited Effect.  Except as supplemented hereby, the Amended and Restated Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect.  This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Amended and Restated Credit Agreement or any

other Loan Document or (ii) to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Amended and Restated Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

(c)

Costs and Expenses.  The Borrower hereby agrees that it shall pay or reimburse the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

(d)

Counterparts.  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(e)

Definitions.  All capitalized terms used and not defined herein shall have the meanings given thereto in the Amended and Restated Credit Agreement or the applicable Loan Document referred to therein.

(f)

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PROVISIONS OF SUCH STATE.

(SIGNATURE PAGES FOLLOW)

IN WITNESS WHEREOF the undersigned hereby causes this Agreement to be executed and delivered as of the date first above written.

CROSS COUNTRY HEALTHCARE, INC.,
as Borrower

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Chief Financial Officer

STONECO H, INC. as a Subsidiary of the Borrower

By:	/s/ Susan E. Ball
Name:	Susan E. Ball
Title:	Secretary

STONECO A, LLC., as a New Subsidiary

By:	/s/ Victor Kalafa
Name:	Victor Kalafa
Title:	Executive Vice President

STONECO C, LLC., as a New Subsidiary

By:	/s/ Victor Kalafa
Name:	Victor Kalafa
Title:	Executive Vice President

STONECO M, LLC, as a New Subsidiary

By:	/s/ Victor Kalafa
Name:	Victor Kalafa
Title:	Executive Vice President

CC LOCAL, INC., as a New Subsidiary

By:	/s/ Susan E. Ball
Name:	Susan E. Ball
Title:	Secretary

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Vice President